UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2015
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In light of current business conditions and to align on a personal level with the Company’s ongoing cost reduction strategies, Gregory H. Boyce, the Chairman and Chief Executive Officer, and Glenn L. Kellow, the President and Chief Executive Officer-elect, requested a voluntary and temporary base salary reduction for the remainder of calendar year 2015. Following those requests, on April 21, 2015 and April 20, 2015, respectively, Peabody Energy Corporation (the “Company”) entered into letter agreements (the “Letter Agreements”) with each of Messrs. Boyce and Kellow to temporarily reduce his base salary by 10 percent for the period from May 1, 2015 through December 31, 2015.

As provided in his Letter Agreement, Mr. Boyce’s base salary will be reduced from $1,225,660 per annum to $1,103,094 per annum for the period from May 1, 2015 through June 30, 2015, and from $900,000 per annum to $810,000 per annum for the period from July 1, 2015 through December 31, 2015. As provided in his Letter Agreement, Mr. Kellow’s base salary will be reduced from $950,000 per annum to $855,000 per annum for the period from May 1, 2015 through December 31, 2015. Both Letter Agreements provide that the temporary base salary reductions will automatically end on December 31, 2015, and thereafter the base salary amounts payable pursuant to existing agreements with Messrs. Boyce and Kellow will be paid in an unreduced manner.
The temporary base salary reductions contemplated by the Letter Agreements will also have an ancillary effect on the benefits available to Messrs. Boyce and Kellow under certain of the Company’s salary-based benefit plans and programs.
The foregoing description is only a summary of certain provisions of the Letter Agreements, and is qualified in its entirety by reference to the Letter Agreements themselves, which are filed as Exhibit 10.1 and 10.2, respectively, and which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Letter Agreement between Peabody Energy Corporation and Gregory H. Boyce dated April 21, 2015.
10.2	Letter Agreement between Peabody Energy Corporation and Glenn L. Kellow dated April 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
April 21, 2015	By:	/s/ Bryan L. Sutter
		Name:	Bryan L. Sutter
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Letter Agreement between Peabody Energy Corporation and Gregory H. Boyce dated April 21, 2015.
10.2	Letter Agreement between Peabody Energy Corporation and Glenn L. Kellow dated April 20, 2015.

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